SCHEDULE 14 C

                INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             Check the appropriate box:

                      [ ] Preliminary information statement
                      [X] Definitive information statement

Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

                               IJOIN SYSTEMS, INC.
                        (formerly Tech-Creatins, Inc.)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     Not Applicable.
(2)  Aggregate number of securities to which transaction applies:
     Not Applicable.
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable.
(4)  Proposed maximum aggregate value of transaction:   Not Applicable.
(5)  Total fee paid:   Not Applicable.

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: Not Applicable.
(2)  Form, Schedule or Registration Statement No.  : Not Applicable.
(3)  Filing Party: Not Applicable.
(4)  Date Filed: Not Applicable.





                               IJOIN SYSTEMS, INC.
                          265 SUNRISE AVENUE, SUITE 204
                            PALM BEACH FLORIDA 33480

                                   May 7, 2001

Dear Stockholder:

         This Information Statement is being provided to inform you that the holders of a majority of the outstanding common stock of iJoin Systems, Inc. (f/k/a Tech-Creations, Inc., the "Corporation"), has delivered to the Corporation written consent to the following actions:

             Authorizing the 2001 Stock Option Plan;
             Authorizing the Amended and Restated Certificate of Incorporation.

         The actions taken by the holders of a majority of the outstanding common stock will become effective on June 24, 2001.

         This Information Statement is being provided to you for information purposes only. Your vote is not required to approve the action. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.

Very truly yours,



/s/William H. Ragsdale
--------------------------------------------
William H. Ragsdale, Secretary






                              INFORMATION STATEMENT
                                       OF
                               IJOIN SYSTEMS, INC.

                       NOTICE TO STOCKHOLDERS PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934


         This Information Statement is being furnished to the holders of common stock, par value $.0001 per share (the "Corporation Common Stock"), of iJoin Systems, Inc. (f/k/a Tech-Creations, Inc.), a Delaware corporation (the "Corporation") to inform you that the Board of Directors of the Corporation and the holders of a majority of the outstanding Corporation Common Stock have authorized, by written consents dated April 24, 2001 and May 4, 2001, the 2001 Stock Option Plan and the Amended and Restated Certificate of Incorporation, respectively.

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                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

                        REQUESTED NOT TO SEND US A PROXY
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                   IJOIN SYSTEMS, Inc. 2001 Stock Option Plan

         The Board of Directors and Majority Shareholders of iJoin Systems, Inc. has approved and adopted by written consent, the iJoin Systems, Inc. 2001 Stock Option Plan (the "Plan"). The purpose of the Plan is to maintain the ability of the Corporation and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Corporation and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, $.0001 par value ("Common Stock"), of the Corporation by the directors, employees and consultants of the Corporation and its Affiliates (as defined) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Corporation business. The following description of the Plan is qualified by the Plan itself, attached hereto as Exhibit "A."

General Provisions of the Plan

         The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Optionees to those of the Corporation's stockholders by providing Optionees with an incentive for outstanding performance. The Plan is further intended to assist the Corporation in its ability to motivate, and retain the services of, Optionees upon whose judgment, interest and special effort the successful conduct of its and its subsidiaries' operations is largely dependent.

         The Plan shall be administered by the Committee, which shall be composed of the entire Board of Directors or of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) promulgated under the Exchange Act (to the extent Section 16 of the Exchange Act is applicable to Options granted under the Plan) and who also qualify as "Outside Directors" (but only with respect to the period during which Options granted under the Pan are subject to the deduction limitations of Section 162(m) of the Internal Revenue Code of 1986). Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Options shall be granted, the times when such Options shall be granted, the number of Options, the exercise price of each Option, the period(s) during which an Option shall be exercisable (whether in whole or in part), the restrictions to be applicable to Options and the other terms and provisions thereof (which need not be identical).

         Under the Plan, officers and key employees of the Corporation, or of any Parent or Subsidiary, who are regularly employed on a salaried or hourly basis as common law employees, and Consultants, and directors of the Corporation or of any Parent or Subsidiary who are not employees, shall be eligible to participate in the Plan.

         Subject to the adjustments provided in Section VII of the Plan , the aggregate number of shares of Common Stock which may be granted under the Plan is three million (3,000,000) shares.

         The Plan shall automatically terminate on the day immediately preceding the tenth (10th) anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors. No Options may be granted under the Plan subsequent to the termination of the Plan.

Stock Options

                  The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Parent or Subsidiary now existing or hereafter formed or acquired, and not to any director or officer who is not also such a common law employee. In order for an Option grant to satisfy the "performance-based compensation" exemption to the deduction limitation under Code Section 162(m), the maximum number of shares of Common Stock subject to Options which may be granted to any single Executive during any one calendar year, beginning with the year grants under the Plan first become subject to such deduction limitations, is one million (1,000,000).

         Exercise Price. The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the exercise price for each share of Common Stock purchasable under any Option which is intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code or any Incentive Stock Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section VII of the Plan.

         Payment of Exercise Price. The exercise price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or pursuant to any of the other methods set forth in Sections V(a) or (b) hereof, as determined by the Committee. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

         Exercisability of Options. Except as provided in Section VI(e) hereof, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Options. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

         Expiration of Options. No Incentive Stock Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

         Exercise Upon Optionee's Termination of Employment or Termination of Consulting Relationship. If the employment of an Optionee by the Corporation or by any Parent or Subsidiary is terminated for any reason, any Incentive Stock Option granted to such Optionee may not be exercised later than three (3) months (one (1) year in the case of termination due to death or Disability) after the date of such termination of employment; and, if an Optionee's employment (or Consulting Relationship) is terminated (i) by the Corporation other than for Good Cause or (ii) by the Optionee with the written consent of the Committee or for Good Reason or due to the Optionee's death or Disability, then any Non-Qualified Option granted to such Optionee may not be exercised later than three (3) months (one (1) year in the case of termination due to death or Disability) after the date of such termination of employment (or Consulting Relationship). For purposes of determining whether any Optionee has incurred a termination of employment (or a Termination of Consulting Relationship), an Optionee who is both an employee (or a Consultant) and a director of the Corporation and/or any Parent or Subsidiary shall (with respect to any Non-Qualified Option that may have been granted to him) be considered to have incurred a termination of employment (or a Termination of Consulting Relationship) only upon his termination of service both as an employee (or as a Consultant) and as a director. Furthermore, except to the extent otherwise provided in the option agreement evidencing the subject Option(s), (A) if an Optionee's employment (or Consulting Relationship) is terminated by the Corporation or by any Parent or Subsidiary for Good Cause or (B) if an Optionee voluntarily terminates his employment (or Consulting Relationship) other than
(x) with the written consent of the Committee or (y) for Good Reason, Disability or death, regardless of whether such Optionee continues to serve as a director of the Corporation or of any Parent or Subsidiary, then the Optionee shall, at the time of such termination of employment (or Termination of Consulting Relationship), forfeit his rights to exercise any and all of the outstanding Option(s) theretofore granted to him.

         Maximum Amount of Incentive Stock Options. Each Option under which Incentive Stock Options are granted shall provide that to the extent the sum of
(i) the Fair Market Value of the shares of Common Stock (determined as of the time of the grant of the Option) subject to such Incentive Stock Option plus
(ii) the fair market values (determined as of the date(s) of grant of the option(s)) of all other shares of Common Stock subject to incentive stock options granted to an Optionee by the Corporation or any Parent or Subsidiary, which are exercisable for the first time by any person during any calendar year, exceed(s) One Hundred Thousand Dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchasable pursuant to Incentive Stock Options, but shall be deemed to be purchasable pursuant to Non-Qualified Options (with such Non-Qualified Options being the last-issued of the subject Options). The terms of the immediately preceding sentence shall be applied by taking all options, whether or not granted under the Plan, into account in the order in which they are granted.

         Dividend Equivalents for Outstanding Options. The Committee may, in its sole discretion, provide that amounts equivalent to dividends shall be payable with respect to one or more shares of Common Stock subject to vested but unexercised Option(s) granted to an Optionee. Subject to the terms contained in the appropriate Option, dividend equivalents related to an Optionee's Options(s) shall be credited to a suspense account (and remain the property of the Corporation) at such times (and in such amounts) as are dividends payable to the then shareholders of record of the Corporation's Common Stock. Dividend equivalents shall be payable to the Optionee in cash or in Common Stock, as set forth under the terms of the Option, if and at such time as the related Option(s) are exercised.

Tax Information

         (a) The Corporation may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

         (b) Any Participant may pay all or any portion of the taxes required to be withheld by the Corporation or paid by him or her in connection with the exercise of a nonqualified option by electing to have the Corporation withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option, but he or she shall be unconditionally obligated to tender back to the Corporation the number of shares necessary to discharge the Corporation's withholding obligation or his estimated tax obligation on the Tax Date.

View of the Board of Directors

         The Board of Directors views adoption of the Plan as essential to attract and retain qualified persons as employees, officers and directors of the Corporation and to motivate such employees, officers and directors to exert their best efforts on behalf of the Corporation. Each of the directors of the Corporation will be eligible to receive awards under the Plan and may participate in the granting of such awards.


                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

         The Board of Directors and Majority Shareholders of iJoin Systems, Inc. has approved and adopted by written consent the Amended and Restated Certificate of Incorporation (the "Restated Certificate") in the form attached hereto as Exhibit "B." The Restated Certificate expands upon the Corporation's original Certificate of Incorporation (the "Original Certificate") in such a way that the Corporation now is in a better position to generate capital to fund its operations, to engage in complex corporate transactions and to attract highly-qualified individuals to serve in management positions.

Increases in the Number of Shares of Common and Preferred Stock

         The Restated Certificate amends the Original Certificate to provide the Corporation with the authority to issue 40,000,000 shares of Common Stock, par value $0.0001 per share (the "Common Stock"), and 10,000,000 shares of "blank check" Preferred Stock, par value $0.0001 per share (the "Preferred Stock"). The Original Certificate only provided the Corporation with the authority to issue 10,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. Prior to the approval of the Restated Certificate, the Corporation had 8,538,243 shares of Common Stock issued and outstanding on a fully diluted basis. The Common Stock and the Preferred Stock can be issued for any proper corporate purpose by the Board of Directors at any time without further stockholder approval. Although it has no present plans or commitments to issue any shares of Common Stock or Preferred Stock, management believes that the availability of such securities may prove useful in connection with financing the capital needs of the Corporation, possible future acquisitions and mergers, employee incentive or compensation plans, or other purposes. Their availability will also enable the Corporation to act promptly if appropriate circumstances arise which require the issuance of such shares.

         Under the terms of the Restated Certificate, the Board of Directors is authorized to provide for the issuance, from time to time, of the Preferred Stock in one or more series and to fix the terms of each series. In establishing the terms of a series of Preferred Stock, the Board of Directors is authorized to set, among other things, the number of shares, the dividend rate and preferences, the cumulative or non-cumulative nature of dividends, the redemption provisions, the conversion rights, the amounts payable, and preferences, in the event of the voluntary or involuntary liquidation of the Corporation, and the voting rights in addition to those required by law.

Limitation of Liability and Indemnification

         Article Ninth of the Restated Certificate limits the personal liability of the directors of the Corporation to the Corporation and its stockholders for monetary damages for most breaches of fiduciary duty as a director, as is typical of public corporations and consistent with Delaware corporate law. However, this limitation does not apply to breaches of the director's duty of loyalty to the Corporation or its stockholders, to acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, and to transactions from which the director derived an improper personal benefit. Article Tenth of the Restated Certificate gives the Corporation the authority to indemnify directors, officers, employees and agents of the Corporation against expenses, judgments, fines and amounts paid in settlement for any and all legal proceedings arising out of their conduct as directors, officers, employees or agents of the Corporation, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.

View of the Board of Directors

         By increasing the number of shares of Common Stock and Preferred Stock that it is authorized to issue, the Corporation has strategically placed itself in a better position to raise capital, pursue business opportunities and fund its 2001 Stock Option Plan. Further, through the amendments limiting the liability of directors and giving the Corporation the authority to indemnify certain of its employees, the Corporation has augmented its ability to retain and attract talented and experienced individuals to serve as directors, officers and agents of the Corporation, and to encourage such individuals to take the business risks necessary for the success of the Corporation. The Board of Directors believes that the failure to provide such limited liability and indemnification to management could result in great harm to the Corporation and the Corporation's stockholders.

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 AND QUARTERLY REPORTS FOR THE QUARTERS ENDED DECEMBER 31, 2000 AND MARCH 31, 2001 MAY BE OBTAINED BY WRITTEN REQUEST FROM Mr. DONALD F. MINTMIRE, ESQ., 265 Sunrise Avenue, Suite 204, Palm Beach, FL 33480.





                                   EXHIBIT A

                               IJOIN SYSTEMS, INC.
                             2001 Stock Option Plan

                                  INTRODUCTION

                  iJoin Systems, Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), hereby establishes an incentive compensation plan to be known as the "iJoin Systems, Inc. 2001 Stock Option Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Non-Qualified Stock Options and Incentive Stock Options.

                  The Plan shall become effective on April 24, 2001. However, it shall be rendered null and void and have no effect, and any and all Options granted hereunder shall be canceled, if the Plan is not approved by a majority vote of the Corporation's stockholders within twelve (12) months of the date the Plan is adopted by the Corporation's Board of Directors.

                  The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Optionees to those of the Corporation's stockholders by providing Optionees with an incentive for outstanding performance. The Plan is further intended to assist the Corporation in its ability to motivate, and retain the services of, Optionees upon whose judgment, interest and special effort the successful conduct of its and its subsidiaries' operations is largely dependent.

                                        I
                                   DEFINITIONS

                  For purposes of the Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

"Award Agreement" shall mean the written agreement, executed by an appropriate officer of the Corporation, pursuant to which an Option is granted.

"Board of Directors" shall mean the Board of Directors of the Corporation.

"Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

"Committee" shall mean the Board of Directors or any committee of two or more persons designated by the Board of Directors to perform the functions of the Committee hereunder established in this manner set forth in Article II hereof.

"Common Stock" shall mean the common stock of the Corporation as authorized from time to time.

"Consultant" shall mean an individual who is in a Consulting Relationship with the Corporation or any Parent or Subsidiary.

"Consulting Relationship" shall mean the relationship that exists between an individual and the Corporation (or any Parent or Subsidiary) if (i) such individual or (ii) any entity of which such individual is an executive officer or owns a substantial equity interest has entered into a written consulting contract with the Corporation or any Parent or Subsidiary.

"Corporation" shall mean iJoin Systems, Inc., a Delaware corporation.
 -----------

"Disability" shall have the same meaning as the term "permanent and total disability" under Section 22(e)(3) of the Code.

"Employee" shall mean a common law employee of the Corporation or of any Parent or Subsidiary.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

"Executive" means an employee of the Corporation or of any Parent or Subsidiary whose compensation is subject to the deduction limitations set forth under Code
Section 162(m).

"Fair Market Value" of the Corporation's Common Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day. In the event the Corporation's Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

"Good Cause" shall, with respect to any Optionee, have the equivalent meaning (or the same meaning as "cause" or "for cause") set forth in any employment agreement between the Optionee and the Corporation or Parent or Subsidiary or, in the absence of any such agreement, such term shall mean (i) the Optionee's willful or gross misconduct or willful or gross negligence in the performance of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Optionee of such notice, (ii) the Optionee's intentional or habitual neglect of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such neglect, (iii) the Optionee's theft or misappropriation of funds or other property of the Corporation or of any Parent or Subsidiary, fraud, criminal misconduct, breach of fiduciary duty or dishonesty in the performance of his duties on behalf of the Corporation or any Parent or Subsidiary or commission of a felony, or crime of moral turpitude or any other conduct reflecting adversely upon the Corporation or any Parent or Subsidiary, (iv) the Optionee's violation of any covenant not to compete or not to disclose confidential information with respect to the Corporation or any Parent or Subsidiary or (v) the direct or indirect breach by the Optionee of the terms of a consulting contract with the Corporation or any Parent or Subsidiary.

"Good Reason" shall, with respect to any Optionee, have the equivalent meaning set forth in any employment agreement between the Optionee and the Corporation or any Parent or Subsidiary or, in the absence of any such agreement, the meaning, if any, that may be set forth in the applicable Option granted to such Optionee.

"Incentive Stock Option" shall mean a stock option satisfying the requirements for tax-favored treatment under Section 422 of the Code.

"Non-Qualified Option" shall mean a stock option which does not satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.

"Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the provisions of Section VI hereof.

"Optionee" shall mean an individual who is granted an Option under the terms of the Plan.

"Outside Directors" shall mean members of the Board of Directors of the Corporation who are classified as "outside directors" under Section 162(m) of the Code.

"Parent" shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code.

"Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

"Subsidiary" shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.

"Termination of Consulting Relationship" shall mean the cessation, abridgment or termination of a Consultant's Consulting Relationship with the Corporation or any Parent or Subsidiary as a result of (i) the Consultant's death or Disability, (ii) the cancellation, annulment, expiration, termination or breach of the written consulting contract between the Corporation (or any Parent or Subsidiary) and the Consultant (or any other entity) giving rise to the Consulting Relationship or (iii) if the written consulting contract is not directly between the Corporation (or any Parent or Subsidiary) and the Consultant, the Consultant's termination of service with, or sale of all or substantially all of his equity interest in, the entity which has entered into the written consulting contract with the Corporation, Parent or Subsidiary.

                                       II
                                 ADMINISTRATION

                  The Plan shall be administered by the Committee, which shall be composed of the entire Board of Directors or of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) promulgated under the Exchange Act (to the extent Section 16 of the Exchange Act is applicable to Options granted hereunder) and who also qualify as "Outside Directors" (but only with respect to the period during which Options granted hereunder are subject to the deduction limitations of Section 162(m) of the Code). Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of awards which, in its sole opinion, may be advisable in the administration of the Plan. A majority of the Committee shall constitute a quorum, and, subject to the provisions of Section V of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be the acts of the Committee as a whole.

                                       III
                                SHARES AVAILABLE

                  Subject to the adjustments provided in Section VII of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan shall be three million (3,000,000) shares. Shares of Common Stock underlying awards of securities (derivative or not) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Option to any individual is settled in cash, expires, is terminated unexercised, or is forfeited. Common Stock granted to satisfy Options under the Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation's treasury.

                                       IV
                                   ELIGIBILITY

                  Officers and key employees of the Corporation, or of any Parent or Subsidiary, who are regularly employed on a salaried or hourly basis as common law employees, and Consultants, and directors of the Corporation or of any Parent or Subsidiary who are not Employees, shall be eligible to participate in the Plan. Where appropriate under the Plan, directors who are not Employees shall be referred to as "employees" and their service as directors as "employment".

                                        V
                             AUTHORITY OF COMMITTEE

                  The Plan shall be administered by, or under the direction of, the Committee, which shall administer the Plan so as to comply at all times with
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, to the extent such compliance is required, and shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. All interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive and binding on all interested parties. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Options shall be granted, the times when such Options shall be granted, the number of Options, the exercise price of each Option, the period(s) during which an Option shall be exercisable (whether in whole or in part), the restrictions to be applicable to Options and the other terms and provisions thereof (which need not be identical). In addition, the authority of the Committee shall include, without limitation, the following:

Financing. The arrangement of temporary financing for an Optionee by registered broker-dealers, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting an Optionee in the exercise of an Option, such authority to include the payment by the Corporation of the commissions of the broker-dealer.

Procedures for Exercise of Option. The establishment of procedures for an Optionee (i) to exercise an Option by payment of cash, (ii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares, (iii) to exercise all or a portion of an Option with the permission of the Committee, which shall be at its sole discretion, by a concurrent sale of a portion of the shares of Common Stock to be acquired upon the exercise of an Option to the extent permitted upon delivery by the Optionee of a properly executed notice, together with a copy of the Optionee's irrevocable instructions to a broker acceptable to the Committee to sell all or a portion of such shares of Common Stock and deliver promptly to the Corporation the amount of sale or loan proceeds sufficient to pay such exercise price; provided, that, in connection therewith, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms, or (iv) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Corporation to incur a charge against its earnings for financial accounting purposes. The Corporation shall not be required to issue any shares of Common Stock pursuant to the exercise of any Option until all required payments with respect thereto, including payments for any required withholding amounts, have been made. The Committee may, in its sole discretion, require that an exercise described under any one or more of the methods described under clause (ii) of the immediately preceding sentence (to the extent such exercise is, or is deemed to constitute, an exercise effected by the tendering of Common Stock) be consummated with Common Stock (A) held by the Optionee for at least six (6) months or (B) acquired by the Optionee other than under the Plan or a similar program.

Withholding. The establishment of a procedure whereby a number of shares of Common Stock may be withheld from the total number of shares of Common Stock to be issued upon exercise of an Option or for the tender of shares of Common Stock owned by any Optionee to meet any obligation of withholding for taxes incurred by the Optionee upon such exercise. The Committee may, in its sole discretion, require that if any such withholding is effected by the tendering of Common Stock, such withholding shall be consummated with Common Stock (i) held by the Optionee for at least six (6) months or (ii) acquired by the Optionee other than under the Plan or a similar program.

                                       VI
                                  STOCK OPTIONS

                  The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Parent or Subsidiary now existing or hereafter formed or acquired, and not to any director or officer who is not also such a common law employee. In order for an Option grant to satisfy the "performance-based compensation" exemption to the deduction limitation under Code Section 162(m), the maximum number of shares of Common Stock subject to Options which may be granted to any single Executive during any one calendar year, beginning with the year grants under the Plan first become subject to such deduction limitations, is one million (1,000,000). The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under the Plan shall be subject to the following:

Exercise Price. The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the exercise price for each share of Common Stock purchasable under any Option which is intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code or any Incentive Stock Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section VII of the Plan.

Payment of Exercise Price. The exercise price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or pursuant to any of the other methods set forth in Sections V(a) or (b) hereof, as determined by the Committee. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

Exercisability of Options. Except as provided in Section VI(e) hereof, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Options. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

Expiration of Options. No Incentive Stock Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

Exercise Upon Optionee's Termination of Employment or Termination of Consulting Relationship. If the employment of an Optionee by the Corporation or by any Parent or Subsidiary is terminated for any reason, any Incentive Stock Option granted to such Optionee may not be exercised later than three (3) months (one
(1) year in the case of termination due to death or Disability) after the date of such termination of employment; and, if an Optionee's employment (or Consulting Relationship) is terminated (i) by the Corporation other than for Good Cause or (ii) by the Optionee with the written consent of the Committee or for Good Reason or due to the Optionee's death or Disability, then any Non-Qualified Option granted to such Optionee may not be exercised later than three (3) months (one (1) year in the case of termination due to death or Disability) after the date of such termination of employment (or Consulting Relationship). For purposes of determining whether any Optionee has incurred a termination of employment (or a Termination of Consulting Relationship), an Optionee who is both an employee (or a Consultant) and a director of the Corporation and/or any Parent or Subsidiary shall (with respect to any Non-Qualified Option that may have been granted to him) be considered to have incurred a termination of employment (or a Termination of Consulting Relationship) only upon his termination of service both as an employee (or as a Consultant) and as a director. Furthermore, except to the extent otherwise provided in the option agreement evidencing the subject Option(s), (A) if an Optionee's employment (or Consulting Relationship) is terminated by the Corporation or by any Parent or Subsidiary for Good Cause or (B) if an Optionee voluntarily terminates his employment (or Consulting Relationship) other than
(x) with the written consent of the Committee or (y) for Good Reason, Disability or death, regardless of whether such Optionee continues to serve as a director of the Corporation or of any Parent or Subsidiary, then the Optionee shall, at the time of such termination of employment (or Termination of Consulting Relationship), forfeit his rights to exercise any and all of the outstanding Option(s) theretofore granted to him.

Maximum Amount of Incentive Stock Options. Each Option under which Incentive Stock Options are granted shall provide that to the extent the sum of (i) the Fair Market Value of the shares of Common Stock (determined as of the time of the grant of the Option) subject to such Incentive Stock Option plus (ii) the fair market values (determined as of the date(s) of grant of the option(s)) of all other shares of Common Stock subject to incentive stock options granted to an Optionee by the Corporation or any Parent or Subsidiary, which are exercisable for the first time by any person during any calendar year, exceed(s) One Hundred Thousand Dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchasable pursuant to Incentive Stock Options, but shall be deemed to be purchasable pursuant to Non-Qualified Options (with such Non-Qualified Options being the last-issued of the subject Options). The terms of the immediately preceding sentence shall be applied by taking all options, whether or not granted under the Plan, into account in the order in which they are granted.

Dividend Equivalents for Outstanding Options. The Committee may, in its sole discretion, provide that amounts equivalent to dividends shall be payable with respect to one or more shares of Common Stock subject to vested but unexercised Option(s) granted to an Optionee. Subject to the terms contained in the appropriate Option, dividend equivalents related to an Optionee's Options(s) shall be credited to a suspense account (and remain the property of the Corporation) at such times (and in such amounts) as are dividends payable to the then shareholders of record of the Corporation's Common Stock. Dividend equivalents shall be payable to the Optionee in cash or in Common Stock, as set forth under the terms of the Option, if and at such time as the related Option(s) are exercised.

                                       VII
                         ADJUSTMENT OF SHARES; MERGER OR
                     CONSOLIDATION, ETC. OF THE CORPORATION

Recapitalization, Etc. In the event there is any change in the outstanding Common Stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

Merger, Consolidation or Change in Control of Corporation. Upon (i) the merger or consolidation of the Corporation with or into another corporation (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation's then outstanding securities), if the agreement of merger or consolidation does not provide for (1) the continuance of the Options granted hereunder or (2) the substitution of new options for Options granted hereunder, or for the assumption of such Options by the surviving corporation,
(ii) the dissolution, liquidation, or sale of all or substantially all the assets of the Corporation to a person unrelated to the Corporation or to a direct or indirect owner of a majority of the voting power of the Corporation's then outstanding voting securities (such sale of assets being referred to as an "Asset Sale") or (iii) the Change in Control of the Corporation, then the holder of any such Option theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation to exercise such Option(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s); provided that all conditions precedent to the exercise of such Option(s), other than the passage of time, have occurred. The Corporation, to the extent practicable, shall give advance notice to affected Optionees of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation. Unless otherwise provided in the subject Award Agreement or merger, consolidation or Asset Sale agreement, all such Options which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or Asset Sale (but not in the case of a Change in Control of the Corporation). In the event the Corporation becomes a subsidiary of another corporation (the "New Parent Corporation") with respect to which the stockholders of the Corporation (as determined immediately before such transaction) own, immediately after such transaction, a beneficial interest in shares of voting securities of the New Parent Corporation having at least a majority of the combined voting power of such New Parent Corporation's then outstanding securities, there shall be substituted for Options granted hereunder, options to purchase common stock of the New Parent Corporation. The substitution described in the immediately preceding sentence shall be effected in a manner such that any option granted by the New Parent Corporation to replace an Incentive Stock Option granted hereunder shall satisfy the requirements of Section 422 of the Code.

Definition of Change in Control of the Corporation. As used herein, a "Change in Control of the Corporation" shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person (but excluding
(i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, (ii) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, (iii) the Corporation or any subsidiary of the Corporation or (iv) only as provided in the immediately following sentence, an Optionee together with all Affiliates and Associates of the Optionee) who is not a stockholder or an Affiliate or Associate of a stockholder of the Corporation on the date of stockholder approval of the Plan is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing Fifty Percent (50%) or more of the combined voting power of the Corporation's then outstanding securities. The provisions of clause (iv) of the immediately preceding sentence shall apply only with respect to the Option(s) held by the Optionee who, together with his Affiliates or Associates, if any, is or becomes the direct or indirect Beneficial Owner of the percentage of securities set forth in such clause.

                                      VIII
                            MISCELLANEOUS PROVISIONS

Administrative Procedures. The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. All actions and decisions of the Committee shall be final.

Assignment or Transfer. No grant or award of any Option (other than a Non-Qualified Option) or any rights or interests therein shall be assignable or transferable by an Optionee except by will or the laws of descent and distribution or pursuant to a domestic relations order. During the lifetime of an Optionee, Incentive Stock Options granted hereunder shall be exercisable only by the Optionee.

Investment Representation. With respect to shares of Common Stock received pursuant to the exercise of an Option, the Committee may require, as a condition of receiving such securities, that the Optionee furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act, to deliver such securities in compliance with the provisions of the Securities Act.

Withholding Taxes. In the case of the issuance or distribution of Common Stock or other securities hereunder upon the exercise of any Option, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Optionee's salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any federal, state, local or foreign taxes required to be withheld. Each Optionee may satisfy the withholding obligations by paying to the Corporation (or the appropriate Parent or Subsidiary) a cash amount equal to the amount required to be withheld or, subject to the Committee's consent thereto, by tendering to the Corporation (or to the appropriate Parent or Subsidiary) a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available procedure approved by the Committee as described under Section V(c) hereof.

Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any individual receiving an Option.

Funding of Plan. The Plan shall be unfunded. The Corporation shall not be required to segregate any of its assets to assure the payment of any Option under the Plan. Neither the Optionees nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Option, except to the extent expressly provided hereunder.

Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

Plurals and Gender. Where appearing in the Plan, the masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

Headings. The headings and sub-headings in the Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

Severability. In case any provision of the Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

Liability and Indemnification. (i) Neither the Corporation nor any Parent or Subsidiary shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in the Plan. Furthermore, neither the Corporation nor any Parent or Subsidiary shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel, provided that the Corporation and/or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

                           (ii)     Neither  the  Corporation,  any  Parent  or
Subsidiary, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to the Plan, except as expressly provided herein.

Incapacity. If the Committee shall receive evidence satisfactory to it that a person entitled to exercise any Option is, at the time when such Option becomes exercisable, a minor, or is physically or mentally incompetent to receive such Option and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may permit such Option to be exercised by such other person or institution, including a custodian under a Uniform Gifts to Minors Act or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the exercise of such Option.

Cooperation of Parties. All parties to the Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out the Plan or any of its provisions.

Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of Delaware.

Nonguarantee of Employment or Consulting Relationship. Nothing contained in the Plan shall be construed as a contract of employment (or as a consulting contract) between the Corporation (or any Parent or Subsidiary), and any employee or Optionee, as a right of any employee or Optionee to be continued in the employment of (or in a Consulting Relationship with) the Corporation (or any Parent or Subsidiary), or as a limitation on the right of the Corporation or any Parent or Subsidiary to discharge any of its employees (or Consultants), at any time, with or without cause (but subject to the terms of any applicable employment or consulting agreement).

Notices. Each notice relating to the Plan shall be in writing and delivered in person, by recognized overnight courier or by certified mail to the proper address. Except as otherwise provided in any Award Agreement with respect to the exercise thereunder, all notices to the Corporation or the Committee shall be addressed to it at iJoin Systems, Inc., 1506 Briarhill Lane NE, Atlanta, Georgia 30324, Attn: President, or to such other address as may be designated for such purpose by the Corporation from time to time by notice given in the manner herein provided. All notices to Optionees, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee's records.

Written Agreements. Each Option shall be evidenced by a signed written agreement between the Corporation and the Optionee containing the terms and conditions of the award.

                                       IX
                        AMENDMENT OR TERMINATION OF PLAN

                  The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the Common Stock of the Corporation which may be issued and sold pursuant to Incentive Stock Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders of the Corporation within 12 months of the effective date of such amendment, but only if such approval is required by any applicable provision of law. Furthermore, no amendment to the Plan may change
(i) the maximum amount of Options that may be granted on an annual basis or (ii) the exercise price of any options granted hereunder without the prior approval of the Corporation's stockholders in the manner required under Section 162(m) of the Code; provided, however, that such stockholder consent is required only during such period that the deduction limitations under Code Section 162(m) apply to Options granted under the Plan. The Board of Directors of the Corporation shall also be authorized to amend the Plan and the Options granted thereunder to maintain qualification as "incentive stock options" within the meaning of Section 422 of the Code, if applicable or to comply with the provisions of Rule 166-3 of the Exchange Act or Section 162(m) of the Code, if applicable. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any vested Option previously granted under the Plan without the consent of the holder thereof.

                                        X
                                  TERM OF PLAN

                  The Plan shall automatically terminate on the day immediately preceding the tenth (10th) anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors. No Options may be granted under the Plan subsequent to the termination of the Plan.





                                  EXHIBIT B

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               IJOIN SYSTEMS, INC.


         This Amended and Restated Certificate of Incorporation amends and restates that certain certificate of incorporation of iJoin Systems, Inc. (the "Corporation") originally filed with the Secretary of State of Delaware on October 8, 1998. The Corporation was originally incorporated under the name Tech-Creations, Inc. The undersigned, a natural person, for the purposes of amending and restating the certificate of incorporation of the Corporation, pursuant to the provisions of Section 245 of the General Corporation Law of the state of Delaware, hereby certifies that:

         FIRST:   The name of the corporation (hereinafter referred to as the
"Corporation") is IJOIN SYSTEMS, INC.

         SECOND:  The name and address of the Corporation's Registered Agent is:

                     Corporate Creations Enterprises, Inc.
                         686 North Dupont Boulevard #302
                                Milford, DE 19963
                                   Kent County

         THIRD:   The purpose of the Corporation is to engage in any lawful act or activity for which a corporation

may be organized under the Delaware General Corporation Law (the "DGCL").

         FOURTH: The Corporation shall have the authority to issue 40,000,000 shares of Common Stock, par value $0.0001 per share, and 10,000,000 shares of "blank check" Preferred Stock par value $0.0001 per share.

         FIFTH: The shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. The designations, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such series may differ from those of any and all other series of Preferred Stock at any time outstanding, and the Board of Directors is hereby expressly granted authority to fix or alter, by resolution or resolutions, and to file a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as a "Certificate of Designation"), the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such series, including, but without limiting the generality of the foregoing, the following:

              (i) The distinctive designation of, and the number of shares of Preferred Stock that shall constitute, such series, which number (except where otherwise provided by the Board of Directors in the resolution establishing such series) may be increased or decreased (but not below the number of shares of such series then outstanding) from time to time by like action of the Board of Directors;

              (ii) The rights in respect of dividends, if any, of such series of Preferred Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or on any other series of the same or other class or classes of capital stock of the Corporation and whether such dividends shall be cumulative or noncumulative;

              (iii) The right, if any, of the holders of such series of Preferred Stock to convert the same into, or exchange the same for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Corporation, and the terms and conditions of such conversion or exchange;

              (iv) Whether or not shares of such series of Preferred Stock shall be subject to redemption, and the redemption price or prices and the time or time at which, and the terms and conditions on which, shares of such series of Preferred Stock may be redeemed;

              (v) The rights, if any, of the holders of such series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation;

              (vi) The voting powers, if any, of the holders of any series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share; and

              (vii) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as the Board of Directors shall determine."

         SIXTH:   The Corporation is to have perpetual existence.
         -----

         SEVENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

         EIGHTH:

         (a) The governing board of the Corporation shall be known as the Board of Directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of the Corporation.

         (b) In furtherance of and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation.

         (c) Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

         NINTH:

         (a) No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

         (b) Neither any amendment nor repeal of the foregoing provisions of this Article Ninth, nor adoption of any provision of this certificate of incorporation, the bylaws of the Corporation or any statute that is inconsistent with this Article Ninth, shall eliminate or reduce the effect of this Article Ninth in respect of any acts or omissions occurring prior to such amendment, repeal or adoption.

         (c) If the DGCL is hereafter amended or supplemented to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors of the Corporation shall be eliminated or limited to the fullest extent permitted by such amended or supplemented DGCL.

         (d) In the event that any of the provisions of this Article Ninth (including any provision within a single sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law.

         TENTH: Except as may otherwise be specifically provided in this certificate of incorporation, no provision of this certificate of incorporation in intended by the Corporation to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred under the DGCL upon the Corporation, upon its stockholders, bondholders and security holders, and upon its directors, officers and other corporate personnel, including, in particular, the power of the Corporation to furnish indemnification to directors and officers in the capacities defined and prescribed by the DGCL and the defined and prescribed rights of said persons to indemnification as the same are conferred under the DGCL. The Corporation shall, to the fullest extent permitted by Section 145 of the DGCL, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         ELEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

Dated:  May ___, 2001



                                               Bob Bagga, Chairman of the Board
                                               and Chief Executive Officer